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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                         STOCK CONTRIBUTION AGREEMENT

          This Stock Contribution Agreement (this "Agreement") is made and
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entered into as of January 24, 1997, by and between Loomis, Fargo & Co., a
Delaware corporation (the "Company"), and the Delaware business trust (the
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"Business Trust") created pursuant to that certain Business Trust Agreement
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dated as of November 27, 1996 among Wingate Partners, L.P., Wingate Affiliates,
L.P., Wilmington Trust Company, as trustee, Frederick B. Hegi, Jr., as manager, and the unitholders listed on the signature pages thereto (the "Business Trust
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Agreement").
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          WHEREAS, this Agreement is being executed concurrently with the closing (the "Closing") of the business combination of Loomis Armored Inc.
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("Loomis Armored") and Wells Fargo Armored Service Corporation ("Wells Fargo")
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pursuant to the Contribution Agreement (the "Contribution Agreement") dated as
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of November 28, 1996, among Borg-Warner Security Corporation, Wells Fargo,
Loomis Holding Corporation ("LHC"), Loomis Armored, the Company, and the
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Business Trust;

          WHEREAS, 5,100,000 shares of common stock, par value $.01 per share, of the Company ("Common Stock") are being issued to the Business Trust in
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connection with the Closing;

          WHEREAS, pursuant to the terms of the Business Trust, Frederick B. Hegi, Jr., as manager, or his successor (the "Trust Manager") has sole voting
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and dispositive power with respect to all of the shares of Common Stock issued to the Business Trust;

          WHEREAS, the Company has in place a Unitholders Option Plan and Agreement (the "Unitholders Option Plan") pursuant to which certain employees of
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the Company and/or LHC have been granted options to acquire 612,967 shares of
Common Stock (the "Unitholder Options") in accordance with the terms and subject
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to the conditions set forth in the Unitholders Option Plan;

          WHEREAS, the Unitholder Options have been granted upon the termination of the LHC Management Equity Growth and Appreciation Plan (the "MEGA Plan") and
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in replacement of all units previously granted under the MEGA Plan;

          WHEREAS, the Company has issued to Edward H. Hamlett, pursuant to an option agreement of even date herewith (the "Hamlett Option Agreement"), an
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option to purchase 10,978 shares of Common Stock (the "Hamlett Option" and
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together with the
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Unitholder Options, the "Eligible Options") in accordance with the terms and
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subject to the conditions set forth in the Hamlett Option Agreement; and

          WHEREAS, of the 5,100,000 shares of Common stock being issued to the Business Trust, 623,945 shares have been reserved by the Business Trust for contribution to the Company upon exercise of the Eligible Options by the holders thereof.

          NOW, THEREFORE, the parties hereto agree as follows:

     1.   Agreement to Contribute Shares to the Company. (a) Prior to the
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termination of this Agreement, upon the exercise of any Eligible Option in accordance with the terms and subject to the restrictions contained in the Unitholders Option Plan or the Hamlett Option Agreement, as the case may be, the Company shall promptly notify the Business Trust of such event including the name and mailing address of the exercising party, the number of shares of Common Stock to be issued pursuant to the exercise, the exercise price as calculated in good faith by the Company, and the date on which such issuance is expected to take place (the "Exercise Notice"). The Exercise Notice shall be accompanied
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by a Company check in the amount of the full exercise price of the Eligible
Options being exercised. Within ten business days after receipt of the Exercise Notice and the accompanying exercise price, the Trust Manager shall, on behalf of the Business Trust, deliver and contribute to the Company a certificate representing at least that number of shares of Common Stock which are being issued pursuant to the Exercise Notice, properly endorsed for transfer. In the event the certificate or certificates which are delivered by the Trust Manager to the Company pursuant to the immediately preceding sentence represent a number of shares of Common Stock which exceeds the number of shares being issued as a result of the exercise pursuant to the Exercise Notice, the Company shall promptly issue and deliver a new certificate to the Business Trust for the remainder of such shares.

          (b) At all times prior to the termination of this Agreement, the Trust Manager shall cause there to be reserved and set aside that number of shares of Common Stock as may be necessary to satisfy any contribution requirements pursuant to Section 1(a) with respect to any outstanding, unexercised Eligible Options.

     2.   Amendment. This Agreement may not be modified or amended except by a
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writing signed by the Company and the Trust Manager on behalf of the Business
Trust. The Company will not amend, modify or waive any provision of any Eligible Option or the Unitholders Option Plan without the written consent of the Trust Manager.

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     3.   Termination. This Agreement shall terminate upon the earlier of the
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written agreement of the Company and the Trust Manager on behalf of the Business
Trust and the termination of the Business Trust Agreement in accordance with the terms thereof. Notwithstanding the foregoing, this Agreement shall not terminate if there are any Eligible Options outstanding unless and until an arrangement reasonably satisfactory to the Company shall have been entered into to provide for the contribution to the Company of shares of Common Stock upon the subsequent exercise of such outstanding Eligible Options, which such arrangement may include the arrangement contemplated by Section 14 of the Stockholders Agreement (the "Stockholders Agreement") dated as of January 24, 1997 among the Company, Wells Fargo, the Business Trust and Wingate Partners, L.P.

     4.   Severability.  Whenever possible, each provision of this Agreement
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shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision never had been contained herein.

     5.   Entire Agreement. Except as otherwise expressly set forth or referred
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to herein, this document, the Contribution Agreement and the Stockholders
Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     6.   Successors and Assigns. Except as otherwise provided herein, this
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Agreement will bind and inure to the benefit of and be enforceable by the
Company and the Business Trust and their respective successors and assigns.

     7.   Counterparts. This Agreement may be executed in separate counterparts
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each of which will be an original and all of which taken together will constitute one and the same agreement.

     8.   Notices. Any notice provided for in this Agreement shall be in writing
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and shall be (i) personally delivered, (ii) mailed registered or certified
(postage and registration or certification fees prepaid) or (iii) sent by facsimile or reputable overnight courier service (charges prepaid) as follows:

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          (a)  If to the Company:

               Loomis, Fargo & Co.
               16225 Park Ten Place
               Suite 600
               Houston, Texas 77084
               Attention: James K. Jennings, Jr.
               Facsimile No.: 281/647-5699


          (b)  If to the Business Trust:

               Loomis Stockholders Trust
               Frederick B. Hegi, Jr., Manager
               c/o Wingate Partners, L.P.
               750 North St. Paul
               Suite 1200
               Dallas, Texas 75201
               Facsimile No.: 214/871-8799

Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, or one day after deposit with a reputable overnight courier service. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

     9.   Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York without regard to the conflicts-of-laws rules thereof.

     10.  Descriptive Headings. The descriptive headings of this Agreement are
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inserted for convenience only and do not constitute a part of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        LOOMIS, FARGO & CO.,
                                        a Delaware corporation

                                        By: /s/ James K. Jennings, Jr.
                                           ---------------------------------
                                           James K. Jennings, Jr.
                                           Executive Vice President


                                        LOOMIS STOCKHOLDERS TRUST, a Delaware
                                        business trust


                                        By: /s/ F. B Hegi, Jr.
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                                           Frederick B. Hegi, Jr.,
                                           as Trust Manager but not individually

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